SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 30, 2002


                              Delta Air Lines, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-5424                      58-0218548
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(State of incorporation)     (Commission File Number)         (I.R.S.  Employer
                                                             Identification No.)


Hartsfield-Jackson Atlanta International Airport, Atlanta, Georgia      30320
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(Address of principal executive officers)                             (Zip Code)


Registrant's telephone number, including area code:      (404) 715-2600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------

            Delta Air Lines, Inc. (the "Company") is filing with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-65218).

ITEM 7.     EXHIBITS
            --------

            The following documents are filed as Exhibits in connection with, and incorporated by reference into, the Company's Registration Statement on Form S-3 (File No. 333-65218). The Registration Statement and the Prospectus Supplement dated April 23, 2002 to the Prospectus date July 23, 2001 related to the offering by the Company of Pass Through Trust Certificates, Series 2002-1.

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

      1(a) Underwriting Agreement dated as of April 23, 2002, by and among the Company, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc.

      4(a)(1) Trust Supplement No. 2002-1G-1 dated as of April 30, 2002, by and between the Company and State Street Bank and Trust Company of Connecticut, National Association, as Trustee (the "Pass Through Trustee").

      4(a)(2) Form of 6.718% Delta Air Lines Pass Through Certificate, Series 2002-1G-1 (included in
                                    Exhibit 4(a)(1)).

      4(a)(3) Trust Supplement No. 2002-1G-2 dated as of April 30, 2002, by and between the Company and the Pass Through Trustee.

      4(a)(4) Form of 6.417% Delta Air Lines Pass Through Certificate, Series 2002-1G-2 (included in
                                    Exhibit 4(a)(3)).

      4(a)(5) Trust Supplement No. 2002-1C dated as of April 30, 2002, by and between the Company and the Pass Through Trustee.

      4(a)(6) Form of 7.779% Delta Air Lines Pass Through Certificate, Series 2002-1C (included in
                                    Exhibit 4(a)(5)).

      4(b)(1) Intercreditor Agreement dated as of April 30, 2002, by and among the Pass Through Trustee, Westdeutsche Landesbank
                                    Girozentrale, New York Brach (the "Liquidity
                                    Provider") and State Street Bank and Trust
                                    Company of Connecticut, National
                                    Association, as Subordination Agent (the
                                    "Subordination Agent").

      4(c)(1) Revolving Credit Agreement (2002-1G-1) dated as of April 30, 2002, by and between the Subordination Agent and the Liquidity Provider.

      4(c)(2) Revolving Credit Agreement (2002-1G-2) dated as of April 30, 2002, by and between the Subordination Agent and the Liquidity Provider.

      4(c)(3) Revolving Credit Agreement (2002-1C) dated as of April 30, 2002, by and between the Subordination Agent and the Liquidity Provider.

      4(d)(1) Financial Guarantee Insurance Policy (2002-1G-1) issued by MBIA Insurance Corporation, dated April 30, 2002.

      4(d)(2) Financial Guarantee Insurance Policy (2002-1G-2) issued by MBIA Insurance Corporation, dated April 30, 2002.

      4(e)(1) Participation Agreement (N372DA) dated as of April 30, 2002, by and among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee (the "Loan Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein.

      4(e)(2) Indenture and Security Agreement (N372DA) dated as of April 30, 2002, by and between the Company and the Loan Trustee.

      4(e)(3) Form of Series 2002-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration number N372DA (included in Exhibit 4(e)(2)).

      4(e)(4) Participation Agreement (N833MH) dated as of April 30, 2002, by and among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee (the "Loan Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein.

      4(e)(5) Indenture and Security Agreement (N833MH) dated as of April 30, 2002, by and between the Company and the Loan Trustee.

      4(e)(6) Form of Series 2002-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration number N833MH (included in Exhibit 4(e)(5)).

      99                            Schedule I.*

            *Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99(a) filed herewith contains a list of other documents applicable to the Boeing aircraft that relate to the offering of the Company's Pass Through Certificates, Series 2002-1, which documents are substantially identical to those applicable to the Boeing 737 aircraft bearing United States registration numbers. Exhibit 99 sets forth the details by which such other documents differ from the corresponding documents filed in respect of the aircraft bearing United States registrations number N372DA.

            The Exhibit Index commencing on page 6 is hereby incorporated herein by reference.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DELTA AIR LINES, INC.


Date: May 19, 2004                     By: /s/ Leslie P. Klemperer
      ------------------------             -------------------------------------
                                           Leslie P. Klemperer
                                           Vice President - Deputy General
                                            Counsel & Secretary

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NUMBER                               DESCRIPTION
--------------                               -----------

      1(a) Underwriting Agreement dated as of April 23, 2002, by and among the Company, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc.

      4(a)(1) Trust Supplement No. 2002-1G-1 dated as of April 30, 2002, by and between the Company and State Street Bank and Trust Company of Connecticut, National Association, as Trustee (the "Pass Through Trustee").

      4(a)(2) Form of 6.718% Delta Air Lines Pass Through Certificate, Series 2002-1G-1 (included in
                                    Exhibit 4(a)(1)).

      4(a)(3) Trust Supplement No. 2002-1G-2 dated as of April 30, 2002, by and between the Company and the Pass Through Trustee.

      4(a)(4) Form of 6.417% Delta Air Lines Pass Through Certificate, Series 2002-1G-2 (included in
                                    Exhibit 4(a)(3)).

      4(a)(5) Trust Supplement No. 2002-1C dated as of April 30, 2002, by and between the Company and the Pass Through Trustee.

      4(a)(6) Form of 7.779% Delta Air Lines Pass Through Certificate, Series 2002-1C (included in
                                    Exhibit 4(a)(5)).

      4(b)(1) Intercreditor Agreement dated as of April 30, 2002, by and among the Pass Through Trustee, Westdeutsche Landesbank
                                    Girozentrale, New York Brach (the "Liquidity
                                    Provider") and State Street Bank and Trust
                                    Company of Connecticut, National
                                    Association, as Subordination Agent (the
                                    "Subordination Agent").

      4(c)(1) Revolving Credit Agreement (2002-1G-1) dated as of April 30, 2002, by and between the Subordination Agent and the Liquidity Provider.

      4(c)(2) Revolving Credit Agreement (2002-1G-2) dated as of April 30, 2002, by and between the Subordination Agent and the Liquidity Provider.

      4(c)(3) Revolving Credit Agreement (2002-1C) dated as of April 30, 2002, by and between the Subordination Agent and the Liquidity Provider.

      4(d)(1) Financial Guarantee Insurance Policy (2002-1G-1) issued by MBIA Insurance Corporation, dated April 30, 2002.

      4(d)(2) Financial Guarantee Insurance Policy (2002-1G-2) issued by MBIA Insurance Corporation, dated April 30, 2002.

      4(e)(1) Participation Agreement (N372DA) dated as of April 30, 2002, by and among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee (the "Loan Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein.

      4(e)(2) Indenture and Security Agreement (N372DA) dated as of April 30, 2002, by and between the Company and the Loan Trustee.

      4(e)(3) Form of Series 2002-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration number N372DA (included in Exhibit 4(e)(2)).

      4(e)(4) Participation Agreement (N833MH) dated as of April 30, 2002, by and among the Company, the Pass Through Trustee, the Subordination Agent and State Street Bank and Trust Company of Connecticut, National Association, as loan trustee (the "Loan Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity as set forth therein.

      4(e)(5) Indenture and Security Agreement (N833MH) dated as of April 30, 2002, by and between the Company and the Loan Trustee.

      4(e)(6) Form of Series 2002-1 Equipment Notes issued in connection with the Boeing aircraft bearing U.S. registration number N833MH (included in Exhibit 4(e)(5)).

      99                            Schedule I.*